UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

Zynex, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38804	90-0275169
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

9655 Maroon Circle, Englewood, CO 80112

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (800) 495-6670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On June 13, 2022, Zynex, Inc. (the “Company”) notified Plante & Moran, PLLC (“Plante Moran”) as the Company’s independent registered public accounting firm of its dismissal (the “Effective Date”). The dismissal of Plante Moran was approved by the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company and the full Board on June 13, 2022. The reports of Plante Moran on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2021 and 2020 and through the date of this Current Report on Form 8-K, there was no disagreement between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Plante Moran’s satisfaction, would have caused Plante Moran to make reference to the subject matter of the disagreement in connection with its reports for such fiscal years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Plante Moran with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and has requested that Plante Moran furnish the Company with a letter addressed to the SEC stating whether Plante Moran agrees with the above statements. A copy of Plante Moran’s letter, dated June 13, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective on June 13, 2022, the Audit Committee and the full Board engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm commencing for its quarter ending June 30, 2022 and its fiscal year ending December 31, 2022.

During the years ended December 31, 2021 and 2020 and the subsequent interim period through the Effective Date, neither the Company nor anyone on its behalf consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description
16.1	Letter from Plante & Moran PLLC
99.1	Zynex, Inc. Press Release dated June 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.

Date:	June 13, 2022	By:	/s/ Dan Moorhead
Dan Moorhead
Chief Financial Officer